UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

March 27, 2020

Date of Report (Date of earliest event reported)

QUAKER CHEMICAL CORPORATION

(Exact name of Registrant as specified in its charter)

Commission File Number 001-12019

Pennsylvania	No. 23-0993790
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

901 E. Hector Street

Conshohocken, Pennsylvania 19428

(Address of principal executive offices)

(Zip Code)

(610) 832-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	KWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Due to the growing health impact of the coronavirus (COVID-19) pandemic and in anticipation of holding the upcoming annual meeting of shareholders virtually due to related health concerns, on March 27, 2020, the Board of Directors (the “Board”) of Quaker Chemical Corporation (the “Company”) amended Section 2.1 of the Company’s by-laws to allow for the Company to hold shareholder meetings by means of the Internet or other electronic communications technology. The by-law amendment was effective upon approval by the Board. The preceding description of the amendment is qualified in its entirety by reference to the by-law amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 8.01.	Other Events.

On March 31, 2020, Quaker Chemical Corporation, a Pennsylvania corporation, issued a press release announcing that, due to the growing health impact of the coronavirus (COVID-19) pandemic and the extensive federal and local restrictions on non-essential activities, the location and time of the Company’s Annual Meeting of Shareholders has been changed and the meeting will be held in a virtual meeting format only. As previously announced, the annual meeting will be held on Wednesday, May 13, 2020, but will now be held at 2:30 p.m. Eastern Time. A copy of the press release is furnished herewith as Exhibit 99.1. Further information regarding this change to the location and time of the Annual Meeting can be found in the proxy supplement filed by the Company with the Securities and Exchange Commission on March 31, 2020.

Item 9.01.	Financial Statements and Exhibits.

Set forth below is a list of the exhibits to this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Amendment, effective March 27, 2020, to the Restated By-laws of Quaker Chemical Corporation, effective May 6, 2015 (filed herewith).

99.1	Press Release of Quaker Chemical Corporation, dated March 31, 2020 (furnished herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAKER CHEMICAL CORPORATION

Date: March 31, 2020	By:	/s/ Robert T. Traub
Robert T. Traub
Senior Vice President, General Counsel and Corporate Secretary